EXHIBIT 99.1

    Accrued Interest Date:                             Collection Period Ending:
    25-Oct-04                                                         31-Oct-04

    Distribution Date:        BMW VEHICLE OWNER TRUST 2003-A           Period #
    26-Nov-04                 ------------------------------                 19

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
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    Balances
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                                                                               Initial               Period End
        Receivables                                                     $1,643,640,298             $693,779,732
        Reserve Account                                                    $12,327,302              $12,141,145
        Yield Supplement Overcollateralization                              $9,034,825               $4,009,564
        Class A-1 Notes                                                   $380,000,000                       $0
        Class A-2 Notes                                                   $455,000,000                       $0
        Class A-3 Notes                                                   $470,000,000             $360,164,695
        Class A-4 Notes                                                   $296,913,000             $296,913,000
        Class B Notes                                                      $32,692,000              $32,692,000

    Current Collection Period
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        Beginning Receivables Outstanding                                 $730,798,660
        Calculation of Total Distribution Amount
            Regular Principal Distributable Amount
                 Receipts of Scheduled Principal                           $20,232,664
                 Receipts of Pre-Paid Principal                            $16,178,369
                 Liquidation Proceeds                                         $329,857
                 Principal Balance Allocable to Gross Charge-offs             $278,038
            Total Receipts of Principal                                    $37,018,928

            Interest Distribution Amount
                 Receipts of Interest                                       $2,573,230
                 Servicer Advances                                             $94,334
                 Reimbursement of Previous Servicer Advances                        $0
                 Accrued Interest on Purchased Receivables                          $0
                 Recoveries                                                    $62,871
                 Net Investment Earnings                                       $13,882
            Total Receipts of Interest                                      $2,744,318

            Release from Reserve Account                                            $0

        Total Distribution Amount                                          $39,485,208

        Ending Receivables Outstanding                                    $693,779,732

    Servicer Advance Amounts
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        Beginning Period Unreimbursed Previous Servicer Advance               $349,152
        Current Period Servicer Advance                                        $94,334
        Current Reimbursement of Previous Servicer Advance                          $0
        Ending Period Unreimbursed Previous Servicer Advances                 $443,486

    Collection Account
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        Deposits to Collection Account                                     $39,485,208
        Withdrawals from Collection Account
            Servicing Fees                                                    $608,999
            Class A Noteholder Interest Distribution                        $1,267,759
            First Priority Principal Distribution                                   $0
            Class B Noteholder Interest Distribution                           $79,823
            Regular Principal Distribution                                 $36,804,562
            Reserve Account Deposit                                                 $0
            Unpaid Trustee Fees                                                     $0
            Excess Funds Released to Depositor                                $724,065
        Total Distributions from Collection Account                        $39,485,208


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    Excess Funds Released to the Depositor
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            Release from Reserve Account                                 $647,831
            Release from Collection Account                              $724,065
        Total Excess Funds Released to the Depositor                   $1,371,896

    Note Distribution Account
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        Amount Deposited from the Collection Account                  $38,152,143
        Amount Deposited from the Reserve Account                              $0
        Amount Paid to Noteholders                                    $38,152,143

    Distributions
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        Monthly Principal Distributable Amount                    Current Payment      Ending Balance     Per $1,000     Factor
        Class A-1 Notes                                                        $0                  $0          $0.00      0.00%
        Class A-2 Notes                                                        $0                  $0          $0.00      0.00%
        Class A-3 Notes                                               $36,804,562        $360,164,695         $78.31     76.63%
        Class A-4 Notes                                                        $0        $296,913,000          $0.00    100.00%
        Class B Notes                                                          $0         $32,692,000          $0.00    100.00%

        Interest Distributable Amount                             Current Payment          Per $1,000
        Class A-1 Notes                                                        $0               $0.00
        Class A-2 Notes                                                        $0               $0.00
        Class A-3 Notes                                                  $641,767               $1.37
        Class A-4 Notes                                                  $625,992               $2.11
        Class B Notes                                                     $79,823               $2.44



    Carryover Shortfalls
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                                                                            Prior
                                                                      Period Carryover     Current Payment     Per $1,000
        Class A-1 Interest Carryover Shortfall                                 $0                  $0             $0
        Class A-2 Interest Carryover Shortfall                                 $0                  $0             $0
        Class A-3 Interest Carryover Shortfall                                 $0                  $0             $0
        Class A-4 Interest Carryover Shortfall                                 $0                  $0             $0
        Class B Interest Carryover Shortfall                                   $0                  $0             $0


    Receivables Data
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                                                                 Beginning Period       Ending Period
        Number of Contracts                                                43,636              42,416
        Weighted Average Remaining Term                                     35.60               34.64
        Weighted Average Annual Percentage Rate                             5.22%               5.21%

        Delinquencies Aging Profile End of Period                   Dollar Amount          Percentage
            Current                                                  $623,822,524              89.92%
            1-29 days                                                 $57,828,193               8.34%
            30-59 days                                                 $9,129,324               1.32%
            60-89 days                                                 $1,768,850               0.25%
            90-119 days                                                  $436,980               0.06%
            120-149 days                                                 $793,861               0.11%
            Total                                                    $693,779,732             100.00%
            Delinquent Receivables +30 days past due                  $12,129,015               1.75%


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        Write-offs
            Gross Principal Write-Offs for Current Period                $278,038
            Recoveries for Current Period                                 $62,871
            Net Write-Offs for Current Period                            $215,167

            Cumulative Realized Losses                                 $5,268,216


        Repossessions                                               Dollar Amount       Units
            Beginning Period Repossessed Receivables Balance             $892,644          38
            Ending Period Repossessed Receivables Balance              $1,387,530          67
            Principal Balance of 90+ Day Repossessed Vehicles            $148,581           5



    Yield Supplement Overcollateralization
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        Beginning Period Required Amount                               $4,223,930
        Beginning Period Amount                                        $4,223,930
        Ending Period Required Amount                                  $4,009,564
        Current Period Release                                           $214,366
        Ending Period Amount                                           $4,009,564
        Next Distribution Date Required Amount                         $3,800,586

    Reserve Account
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        Beginning Period Required Amount                              $12,788,977
        Beginning Period Amount                                       $12,788,977
        Net Investment Earnings                                           $13,882
        Current Period Deposit                                                 $0
        Current Period Release to Collection Account                           $0
        Current Period Release to Depositor                              $647,831
        Ending Period Required Amount                                 $12,141,145
        Ending Period Amount                                          $12,141,145


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